Exhibit 10.43

Memorandum of Understanding

MEMORANDUM OF SERVICE AGREEMENT

Party A: China Agricultural University

Party B: Zhong Nongda Networks Development Co., Ltd.

Whereas:

Both parties entered into the Service Agreement signed as of April 28, 2005, they now entered into the following memorandum concerning the issues not covered in the Service Agreement:

Both parties agree the corresponding contents in Paragraph 1, Article 3 of the Service Agreement shall be amended as: “five percent (5%) of the residual of all tuition revenue of Party A’s Online Education College after the deduction of the service fee for the third parties (out-school service stations) (“Gross Revenue”) shall be the management fee for Party A.”

Both parties agree that the agreement in this Memorandum shall be effective at the same time as the Service Agreement and this Memorandum shall have the same legal force as the Service Agreement.

Party A:	China Agricultural University
(Seal of China Agricultural University)

By:	/s/ Fu Zetian
Name:	Fu Zetian

Date:	April 28, 2005

Party B:	Zhong Nongda Networks Development Co., Ltd.
(Seal of Zhong Nongda Networks Development Co., Ltd.)

By:	/s/ Gu Peide
Name:	Gu Peide

Date:	April 28, 2005